EXHIBIT 10.2
FIRST AMENDMENT TO FIRST AMENDED AND RESTATED RECEIVABLES SALE AND CONVEYANCING AGREEMENT
THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED RECEIVABLES SALE AND CONVEYANCING AGREEMENT (this “Amendment”), dated as of February 28, 2022 (the “First Amendment Closing Date”), is by and between T-MOBILE WEST LLC, a Delaware limited liability company, T-MOBILE CENTRAL LLC, a Delaware limited liability company, T-MOBILE NORTHEAST LLC, a Delaware limited liability company, T-MOBILE SOUTH LLC, a Delaware limited liability company, each as a seller (in such capacity, a “Seller” and, collectively, the “Sellers”) and T-MOBILE USA INC. (“TMUSA”), as successor by merger to T-Mobile PCS Holdings, LLC (“T-Mobile PCS Holdings”), as purchaser (the “Purchaser”).
RECITALS:
WHEREAS, the parties hereto are parties to the First Amended and Restated Receivables Sale and Conveyancing Agreement, dated as of March 2, 2021 (the “Existing Receivables Sale and Conveyancing Agreement” and, as amended by this Amendment and as may be further amended, supplemented or otherwise modified from time to time, the “Receivables Sale and Conveyancing Agreement”);
WHEREAS, the parties hereto wish to amend the Existing Receivables Sale and Conveyancing Agreement, pursuant to Section 8.01(b) thereof, as set forth in this Amendment, among other things, to (i) reflect the merger of T-Mobile PCS Holdings with and into TMUSA (with TMUSA being the surviving entity) that closed on August 31, 2021 and (ii) add provisions with respect to the amendment of the MRPA (as defined below); and
WHEREAS, the Administrative Agent and each of the Owners have consented to this Amendment in satisfaction of the consent requirements under Section 8.01(b) of the Existing Receivables Sale and Conveyancing Agreement and Section 3.9(c) of the MRPA, as evidenced by the signature pages of this Amendment;
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.01    Capitalized Terms. Capitalized terms used in this Amendment (including in the introductory paragraph and the recitals) and not otherwise defined herein shall have the meanings ascribed thereto in the Existing Receivables Sale and Conveyancing Agreement or, if not defined therein, in the Fifth Amended and Restated Master Receivables Purchase Agreement, dated as of March 2, 2021 (the “Existing MRPA” and, as further amended on the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “MRPA”), among T-Mobile Airtime Funding, LLC, as transferor, TMUSA (as successor by
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merger to T-Mobile PCS Holdings), in its individual capacity and as servicer, T-Mobile US, Inc. and TMUSA, jointly and severally, as performance guarantors, the Conduit Purchasers party thereto from time to time, the Committed Purchasers party thereto from time to time, the Funding Agents for the Ownership Groups party thereto from time to time, and The Toronto-Dominion Bank, as administrative agent (the “Administrative Agent”).
ARTICLE 2
AMENDMENTS
Section 2.01    Amendments to the Existing Receivables Sale and Conveyancing Agreement. The parties hereto hereby agree, subject to the terms and conditions set forth herein and in reliance on the representations, warranties, covenants and agreements contained herein, that, effective as of the First Amendment Closing Date, the Existing Receivables Sale and Conveyancing Agreement shall be amended to delete the struck text (indicated textually in the same manner as the following example: ~~struck text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text), as set forth in the marked conformed copy of the Receivables Sale and Conveyancing Agreement attached as Exhibit A hereto.
ARTICLE 3
EFFECTIVENESS; RATIFICATION
Section 3.01    Effectiveness. This Amendment shall become effective, and this Amendment thereafter shall be binding on each of the parties hereto and their respective successors and assigns, as of the First Amendment Closing Date, upon the execution and delivery of this Amendment by the signatories hereto.
Section 3.02    Incorporation; Ratification.
(a)On and after the First Amendment Closing Date, this Amendment shall be a part of the Receivables Sale and Conveyancing Agreement and each reference in the Receivables Sale and Conveyancing Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the Receivables Sale and Conveyancing Agreement shall mean and be a reference to such Receivables Sale and Conveyancing Agreement as previously amended, and as amended, modified and consented to hereby.
(b)Except as expressly provided herein, the Receivables Sale and Conveyancing Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
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ARTICLE 4
MISCELLANEOUS
Section 4.01    No Other Amendments or Consents; Status of Receivables Sale and Conveyancing Agreement. The Administrative Agent and the Owners (constituting the Required Owners) hereby consent to this Amendment in accordance with Section 3.9(c) of the MRPA and Section 8.01(b) of the Receivables Sale and Conveyancing Agreement. The Owners’ consent to this Amendment is limited as specified and shall not be construed as a consent to the amendment of or waiver of any other term or provision of the MRPA or the Receivables Sale and Conveyancing Agreement. Nothing herein releases, modifies, alters, amends or otherwise changes (or shall be deemed to release, modify, alter, amend or change) any of the rights, remedies, powers or privileges of the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent under or in connection with the MRPA, except as expressly provided herein. Nothing herein shall obligate the Administrative Agent, any Conduit Purchaser, Committed Purchaser or Funding Agent to grant (or consent to) any future amendment or other waiver of any kind under or in connection with the MRPA or the Receivables Sale and Conveyancing Agreement or entitle the Transferor to receive any such waiver (or consent) under the MRPA or the Receivables Sale and Conveyancing Agreement.
Section 4.02    Representations and Warranties.
(a)    Each Seller hereby represents and warrants that its representations and warranties set forth in Section 3.01 of the Receivables Sale and Conveyancing Agreement are true and correct in all material respects as of the date hereof (other than any representation or warranty that, by its terms, is made only as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date in all material respects).
(b)    TMUSA hereby represents and warrants that, as successor by merger to T-Mobile PCS Holdings, it complied with the covenants applicable to it in Article 5 of the Existing Receivables Sale and Conveyancing Agreement from and after the PCS Holdings-TMUSA Merger to the date hereof.
Section 4.03    Status of the Related Documents. Except as otherwise expressly provided herein, this Amendment shall not constitute a waiver of any right, power or remedy of the Owners, and except as expressly provided herein, this Amendment shall have no effect on any term or condition of the Related Documents.
Section 4.04    Governing Law; Submission to Jurisdiction. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE
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JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 4.05    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart, it being understood and agreed that any counterpart may be executed in electronic signature format and such execution shall be effective as delivery of a manually executed original counterpart of this Amendment.
Section 4.06    Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Amendment a shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Signatures on Following Page]
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IN WITNESS WHEREOF, each of the parties hereto have caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE USA, INC. (as successor by merger to T-Mobile PCS Holdings, LLC), as Purchaser

By:	/s/ Johannes Thorsteinsson
Name: Johannes Thorsteinsson
Title: Senior Vice President, Treasury & Treasurer

T-MOBILE WEST LLC, as a Seller

By:	/s/ Johannes Thorsteinsson
Name: Johannes Thorsteinsson
Title: Senior Vice President, Treasury & Treasurer

T-MOBILE CENTRAL LLC, as a Seller

By:	/s/ Johannes Thorsteinsson
Name: Johannes Thorsteinsson
Title: Senior Vice President, Treasury & Treasurer

T-MOBILE NORTHEAST LLC, as a Seller

By:	/s/ Johannes Thorsteinsson
Name: Johannes Thorsteinsson
Title: Senior Vice President, Treasury & Treasurer

T-MOBILE SOUTH LLC, as a Seller

By:	/s/ Johannes Thorsteinsson
Name: Johannes Thorsteinsson
Title: Senior Vice President, Treasury & Treasurer

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ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 8.01(b) OF THE EXISTING RECEIVABLES SALE AND CONTRIBUTION AGREEMENT AND SECTION 3.9(c) OF THE MRPA:

THE TORONTO-DOMINION BANK,
as Administrative Agent

By:	/s/ Jamie Giles
Name: Jamie Giles
Title: Managing Director

THE TORONTO-DOMINION BANK,
as a Committed Purchaser

By:	/s/ Jamie Giles
Name: Jamie Giles
Title: Managing Director

THE TORONTO-DOMINION BANK,
as a Funding Agent

By:	/s/ Jamie Giles
Name: Jamie Giles
Title: Managing Director

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ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE MRPA:

ATLANTIC ASSET SECURITIZATION LLC,
as a Conduit Purchaser

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

CRÉDIT AGRICOLE CORPORATE
AND INVESTMENT BANK,
as a Committed Purchaser

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

CRÉDIT AGRICOLE CORPORATE
AND INVESTMENT BANK,
as a Funding Agent

By:	/s/ Konstantina Kourmpetis
Name: Konstantina Kourmpetis
Title: Managing Director

746160765	[Signature Page to First Amendment to Receivables Sale and Conveyancing Agreement]

ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE MRPA:

MANHATTAN ASSET FUNDING COMPANY
LLC,
as a Conduit Purchaser

By:	/s/ Irina Khaimova
Name: Irina Khaimova
Title: Vice President

SUMITOMO MITSUI BANKING
CORPORATION,
as a Committed Purchaser

By:	/s/ Nabeel Shah
Name: Nabeel Shah
Title: Director

SMBC NIKKO SECURITIES AMERICA, INC.,
as a Funding Agent

By:	/s/ Yukimi Konno
Name: Yukimi Konno
Title: Managing Director

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ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE MRPA:

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
as a Committed Purchaser

By:	/s/ S. Ettner
Name: S. Ettner
Title: Associate

By:	/s/ Reinmuth
Name: Reinmuth
Title: VP

LANDESBANK HESSEN-THÜRINGEN
GIROZENTRALE,
as a Funding Agent

By:	/s/ S. Ettner
Name: S. Ettner
Title: Associate

By:	/s/ Reinmuth
Name: Reinmuth
Title: VP

746160765	[Signature Page to First Amendment to Receivables Sale and Conveyancing Agreement]

ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE MRPA:

GOTHAM FUNDING CORPORATION,
as a Conduit Purchaser

By:	/s/ Kevin J. Corrigan
Name: Kevin J. Corrigan
Title: Vice President

MUFG BANK, LTD.,
as a Committed Purchaser

By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

MUFG BANK, LTD.,
as a Funding Agent

By:	/s/ Eric Williams
Name: Eric Williams
Title: Managing Director

746160765	[Signature Page to First Amendment to Receivables Sale and Conveyancing Agreement]

ACKNOWLEDGED, AGREED AND CONSENTED TO PURSUANT TO SECTION 3.9(c) OF THE MRPA:

SANTANDER BANK, N.A.,
as a Committed Purchaser

By:	/s/ Xavier Ruiz Sena
Name: Xavier Ruiz Sena
Title: Managing Director

SANTANDER BANK, N.A.,
as a Funding Agent

By:	/s/ Xavier Ruiz Sena
Name: Xavier Ruiz Sena
Title: Managing Director

746160765	[Signature Page to First Amendment to Receivables Sale and Conveyancing Agreement]

EXHIBIT A

CONFORMED COPY (NOT EXECUTED IN THIS FORM) OF FIRST AMENDED AND RESTATED RECEIVABLES SALE AND CONVEYANCING AGREEMENT, DATED AS OF FEBRUARY 28, 2022, MARKED TO SHOW FIRST AMENDMENT REVISIONS

[ATTACHED]

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~~EXECUTION VERSION~~__________________
EXHIBIT A
[CONFORMED WITH FIRST AMENDMENT, DATED AS OF FEBRUARY 28, 2022]

FIRST AMENDED AND RESTATED
RECEIVABLES SALE AND CONVEYANCING AGREEMENT

by and among

T-MOBILE WEST LLC
T-MOBILE CENTRAL LLC
T-MOBILE NORTHEAST LLC
T-MOBILE SOUTH LLC,
each as a Seller,
and
T-MOBILE USA, INC. (AS SUCCESSOR BY MERGER TO T-MOBILE PCS HOLDINGS LLC),
as Purchaser

Dated as of March 2, 2021

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746094317739560264	-i-

TABLE OF CONTENTS
(continued)

746094317~~739560264~~	-ii-

This AMENDED AND RESTATED RECEIVABLES SALE AND CONVEYANCING AGREEMENT, dated as of March 2, 2021 (as amended by the First Amendment (as defined below) and as may be further amended, restated, or supplemented from time to time, this “Agreement”), is made by and among T-Mobile West LLC, a Delaware limited liability company, T-Mobile Central LLC, a Delaware limited liability company, T-Mobile Northeast LLC, a Delaware limited liability company, T-Mobile South LLC, a Delaware limited liability company, each as a Seller hereunder (in such capacity, a “Seller” and, collectively, the “Sellers”), and T-Mobile USA, Inc., a Delaware corporation (“TMUSA” or the “Successor Purchaser”), as successor by merger to T-Mobile PCS Holdings LLC~~, a Delaware limited liability company~~ (“T-Mobile PCS Holdings” or the “Original Purchaser”), as the Purchaser (as defined below) hereunder ~~(in such capacity, the "Purchaser")~~.
WHEREAS, in the regular course of its business, each of the Sellers originates Receivables and the associated Related Rights thereto relating to wireless telephone services and products;
WHEREAS, the Sellers and the Original Purchaser ~~are~~were parties to that certain Receivables Sale and Conveyancing Agreement, dated as of February 26, 2014 (as amended, restated, supplemented, or otherwise modified prior to ~~the date hereof~~March 2, 2021 (the “Amendment and Restatement Closing Date”), the “Existing Agreement”), pursuant to which the Original Purchaser ~~has~~had been acquiring Receivables and the associated Related Rights thereto from the Sellers;
~~WHEREAS, each Seller intends to continue selling, assigning, setting-over, transferring and otherwise conveying to the Purchaser, all of its right, title and interest in, to and under the Receivables and the associated Related Rights thereto;~~
WHEREAS, on the Amendment and Restatement Closing Date, the Sellers and the Original Purchaser ~~wish to amend~~amended and ~~restate~~restated the Existing Agreement in its entirety to set forth the terms and conditions pursuant to which the Purchaser will, from time to time, from and after the Amendment and Restatement Closing Date, acquire Receivables and the associated Related Rights thereto from the Sellers;
WHEREAS, on August 31, 2021, the Original Purchaser merged with and into TMUSA, with TMUSA being the surviving entity;
WHEREAS, on February 28, 2022 (the “First Amendment Closing Date”), the parties to this Agreement as of such date amended this Agreement pursuant to the First Amendment;
WHEREAS, each Seller intends to continue selling, assigning, setting-over, transferring and otherwise conveying to the Purchaser, all of its right, title and interest in, to and under the Receivables and the associated Related Rights thereto; and
WHEREAS, the Sellers and the Purchaser wish to set forth the terms and conditions pursuant to which the Sellers will on each Purchase Date (as applicable) sell, transfer, assign, set-over and otherwise convey such Receivables and associated Related Rights to the Purchaser;

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NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
Section 1.01General. Unless otherwise specifically defined in this Agreement, capitalized terms used herein (including in the preamble above) shall have the meanings assigned to them in that certain Fifth Amended and Restated Master Receivables Purchase Agreement, dated as of March 2, 2021 (as amended on June 18, 2021 and as of the date hereof, and ~~(~~as ~~amended,~~may be further supplemented or otherwise modified from time to time, the “Master Receivables Purchase Agreement”), among T-Mobile Airtime Funding LLC (“T-Mobile Funding”), as transferor, ~~T Mobile PCS~~TMUSA, in its individual capacity and as servicer (in such capacity, the “Servicer”), T-Mobile US, Inc., in its capacity as performance guarantor under the Performance Guaranty, ~~T-Mobile USA, Inc.~~TMUSA, in its capacity as performance guarantor under the Performance Guaranty, the Conduit Purchasers, Committed Purchasers and Funding Agents party thereto from time to time~~,Billing Gate One LLC, as outgoing purchaser, Landesbank Hessen Thüringen Girozentrale, as outgoing bank purchasing agent, MUFG Bank (Europe) N.V., Germany Branch, as outgoing bank collections agent,~~ and The Toronto-Dominion Bank, as Administrative Agent for the Owners (the “Administrative Agent”). References herein to this Agreement or any other document, instrument or agreement include all amendments, modifications, and supplements hereto or thereto and any changes herein or therein entered into from time to time hereafter in accordance with the respective terms and provisions hereof or thereof.
Section 1.02Additional Specific Defined Terms. In addition, when used herein, the following terms shall have the following specified meanings:
“Collections” shall mean, with respect to a Receivable, any cash payments (or equivalent) made by or on behalf of the related Obligor with respect to such Receivable as a payment thereon and any other cash proceeds of such Receivable, including cash proceeds of Related Rights associated with such Receivable.
“First Amendment” shall mean the first amendment to this Agreement, dated as of the First Amendment Closing Date.
“Payment Account” shall mean each of the deposit accounts identified and listed as a “Payment Account” in Schedule I hereto and any successor deposit account, as such list may be supplemented by the Servicer from time to time.
“Purchase Date” shall mean, with respect to a Receivable, the date on which such Receivable is acquired, or purported to be acquired, by the Purchaser from the applicable Seller in accordance with the terms of this Agreement.

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“Purchaser” shall mean (x) prior to the PCS Holdings-TMUSA Merger, the Original Purchaser and (y) from and after the PCS Holdings-TMUSA Merger, the Successor Purchaser.
“Related Rights” shall mean all of the applicable Seller’s right, title and interest in, to and under (a) the Related Documents, (b) the Collection Account and (c) without limiting the foregoing, with respect to any Receivable, all of such Seller’s right, title and interest in, to and under:
(A)    solely to the extent applicable to such Receivable, all of such Seller’s rights, interests and claims under the related Contract and all guaranties, indemnities, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable, whether pursuant to the Contract related to such Receivable or otherwise;
(B)    all security interests, hypothecations, reservations of ownership, liens or other adverse claims and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract pursuant to which such Receivable was originated, together with all financing statements, registrations, hypothecations, charges or other similar filings or instruments against an Obligor and all security agreements describing any collateral securing such Receivable, if any;
(C)    all guarantees, insurance policies and other agreements or arrangements of whatsoever character from time to time supporting of such Receivable whether pursuant to the contract pursuant to which such Receivable was originated, including any obligation of any party under the Related Documents to promptly deposit amounts received in respect of Collections to an account;
(D)    all Collections with respect to such Receivable; and
(E)    all proceeds of the foregoing, including, without limitation, all related amounts on deposit in the Collection Account.
ARTICLE 2
TRANSFERS OF RECEIVABLES AND RELATED RIGHTS
Section 2.01    Conveyance of Receivables and Related Rights.
(a)Subject to the terms and conditions set forth in this Agreement, on each Business Day from and after the Amendment and Restatement Closing Date, each Seller will sell, transfer, assign, set-over and otherwise convey and the Purchaser shall purchase all of such Seller’s right, title and interest in and to (i) Eligible Receivables not previously sold to the Purchaser that will be randomly selected by the Purchaser and (ii) all associated Related Rights

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(including all Collections associated with the foregoing) with respect thereto. Each such sale, transfer, assignment, set-over and conveyance shall be executed without recourse (other than as expressly provided herein).
(b)The sales, transfers, assignments, set-overs and conveyances described above shall be made in consideration of the Purchaser’s payment, in respect of each such Receivable and Related Rights, of a purchase price therefor in an amount equal to the Outstanding Balance of the Receivable as of the Purchase Date or any other amount at least equal to the fair market value thereof that is mutually agreed upon by the applicable Seller and the Purchaser (as determined by the Purchaser and the relevant Seller in their reasonable discretion computed by taking into account factors such as historical losses, servicing fees, delinquencies and paydown rates, yield and such other factors as the applicable Seller and the Purchaser mutually agree). Such payment may be effected, in the discretion of and by mutual agreement of the Purchaser and the relevant Seller, through an actual transfer of funds from the Purchaser to such Seller in the amount of such purchase price, by equivalent intracorporate entries on the books and records of the Purchaser and such Seller (including without limitation by the decrease or increase of intracorporate indebtedness between the Purchaser and Seller), or any combination of the foregoing.
(c)The foregoing assignments, transfers, set-overs and conveyances do not constitute and are not intended to result in a creation or an assumption by the Purchaser from any Seller of any obligation of any Seller in connection with the Receivables being so sold, assigned, transferred, set-over or conveyed, or under any agreement or instrument relating thereto including, without limitation, (i) any obligation to an Obligor and (ii) any taxes, fees or other charges imposed by any Governmental Authority.
(d)The parties hereto intend and agree that any conveyance hereunder is intended to be a sale, assignment, conveyance, set over and transfer of ownership of the related Receivables and Related Rights so that such Receivables and Related Rights shall not be part of the applicable Seller’s estate in the event of the filing of a bankruptcy petition by or against such Seller under any Insolvency Law. In the event, however, that notwithstanding such intent and agreement, a conveyance contemplated hereby is determined not to be a sale and conveyance of ownership, each Seller hereby grants to the Purchaser a perfected first priority security interest in such Seller’s right, title and interest in and to (a) such Receivables, (b) the associated Related Rights, and (c) all income from and proceeds of the foregoing, and this Agreement collectively, shall constitute a security agreement under applicable law, securing such Seller’s obligations hereunder. If such conveyance is deemed to be the mere granting of a security interest to secure a borrowing, the Purchaser may, to secure the Purchaser’s own borrowing under the Sale and Contribution Agreement (to the extent that a transfer of the Receivables, associated Related Rights, and all income from and proceeds of the foregoing to T-Mobile Funding is deemed to be a mere granting of a security interest to secure a borrowing) repledge and reassign to T-Mobile Funding (i) all or a portion of the Receivables, pledged to the Purchaser and not released from the security interest of this Agreement at the time of such pledge and assignment, (ii) the other Related Rights, and (iii) all income from and proceeds of the foregoing. Such repledge and reassignment may be made by the Purchaser with or without a repledge and reassignment by the

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Sellers of their rights under this Agreement, and without further notice to or acknowledgment from the applicable Seller. Such Seller waives, to the extent permitted by applicable law, all claims, causes of action and remedies, whether legal or equitable (including any right of setoff), against the Purchaser or any assignee of the Purchaser relating to such action by the Purchaser in connection with the transactions contemplated by the Sale and Contribution Agreement, the Master Receivables Purchase Agreement and the other Related Documents.
Section 2.02    Assignment of Agreement. The Purchaser has the right to assign its interest under this Agreement to T-Mobile Funding as required to effect the purposes of the Sale and Contribution Agreement and the other Related Documents, without further notice to, or consent of, any Seller, and T-Mobile Funding (together with the Administrative Agent (for the benefit of the Owners)) shall succeed to such of the rights of the Purchaser hereunder as shall be so assigned. The Sellers each acknowledge that, pursuant to the Sale and Contribution Agreement, the Purchaser will assign all of its right, title and interest in and to all Receivables and Related Rights and its rights hereunder against such Seller, to T-Mobile Funding, and that T-Mobile Funding may further convey such interests and rights to the Administrative Agent (for the benefit of the Owners) pursuant to the Master Receivables Purchase Agreement. Each Seller agrees that, upon such assignment to T-Mobile Funding, such interests and rights will run to and be for the benefit of T-Mobile Funding (and the Administrative Agent (for the benefit of the Owners)) and that T-Mobile Funding (and/or the Administrative Agent (for the benefit of the Owners)) may enforce directly, without joinder of the Purchaser, its rights or interests hereunder in respect of the Receivables and Related Rights so conveyed. Each Seller agrees that the Administrative Agent shall have the right to enforce this Agreement and each other Related Document and to exercise directly all of the Purchaser’s rights and remedies under this Agreement and each other Related Document (including the right to give or withhold any consents or approvals of the Purchaser to be given or withheld hereunder), and each Seller agrees to cooperate fully with the Administrative Agent in the exercise of such rights and remedies. Each Seller further agrees to give the Administrative Agent copies of all notices and reports it is required to give to the Purchaser hereunder.
Section 2.03    Repurchase of Receivables.
(a)In the event that, pursuant to Section 5.01 of the Sale and Contribution Agreement, ~~T-Mobile PCS~~TMUSA repurchases an Ineligible Receivable from T-Mobile Funding pursuant to the terms of the Sale and Contribution Agreement, ~~T-Mobile PCS~~TMUSA may request that the Seller from which it (or, if applicable, the Original Purchaser) acquired such Ineligible Receivable hereunder repurchase, and such Seller shall have an obligation to repurchase, such Ineligible Receivable from ~~T-Mobile PCS~~TMUSA, automatically, and without further action by such Seller or ~~T-Mobile PCS~~TMUSA, on the same date, for the same amount and on the same terms of the corresponding repurchase by ~~T-Mobile PCS~~TMUSA to take place under Section 5.01 of the Sale and Contribution Agreement. All of the retransfers of Ineligible Receivables contemplated by this Section 2.03(a) shall occur without recourse to, and without warranty of any kind deemed to have been made by, ~~T-Mobile PCS~~TMUSA, and all representations and warranties are hereby expressly disclaimed. Upon payment of the amounts described in this Section 2.03(a), ~~T-Mobile PCS~~TMUSA shall assign to the applicable Seller all

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of ~~T-Mobile PCS~~TMUSA’s right, title and interest in the applicable Ineligible Receivables, in each case received and released from ~~T-Mobile PCS~~TMUSA in accordance with the Sale and Contribution Agreement, without recourse, representation or warranty.
(b)In the event that, pursuant to Section 5.02 of the Sale and Contribution Agreement, T-Mobile Funding retransfers an Imminent Written-Off Receivable to ~~T-Mobile PCS~~TMUSA, ~~T-Mobile PCS~~TMUSA may request that the Seller from which it (or, if applicable, the Original Purchaser) initially acquired such Imminent Written-Off Receivable hereunder repurchase, and such Seller shall have an obligation to repurchase, such Imminent Written-Off Receivable from ~~T-Mobile PCS~~TMUSA, and such Imminent Written-Off Receivable shall immediately thereafter be retransferred by ~~T-Mobile PCS~~TMUSA to such Seller, automatically, and without any further action by such Seller or ~~T-Mobile PCS~~TMUSA. All of the retransfers of Imminent Written-Off Receivables contemplated by this Section 2.03(b) shall occur without recourse to, and without warranty of any kind deemed to have been made by, ~~T-Mobile PCS~~TMUSA, and all representations and warranties are hereby expressly disclaimed. In connection with the retransfers of Imminent Written-Off Receivables contemplated by this Section 2.03(b), ~~T-Mobile PCS~~TMUSA shall assign, set over and otherwise convey to the applicable Seller all of ~~T-Mobile PCS~~TMUSA's right, title, and interest to the applicable Imminent Written-Off Receivables. For purposes of this Section 2.03(b), ~~T-Mobile PCS~~TMUSA shall be prohibited from retransferring Receivables to any Seller if at the time of such retransfer, and after giving effect thereto, the aggregate Outstanding Balances immediately prior to the retransfer for all retransferred Imminent Written-Off Receivables to such Seller during the past twelve (12) months would exceed 10.00% of the aggregate Outstanding Balances of all Receivables sold by such Seller to ~~T-Mobile PCS~~TMUSA hereunder.
(c)In the event that, pursuant to Section 5.04 of the Sale and Contribution Agreement, an EPS/HPP Receivable is automatically retransferred to ~~T-Mobile PCS, T-Mobile PCS~~TMUSA, TMUSA may request that the Seller from which it (or, if applicable, the Original Purchaser) initially acquired such Receivable hereunder repurchase, and such Seller shall have an obligation to repurchase, such EPS/HPP Receivable from ~~T-Mobile PCS~~TMUSA, and such EPS/HPP Receivable shall immediately thereafter be retransferred by TMUSA to such Seller, automatically, and without any further action by such Seller or ~~T-Mobile PCS~~TMUSA. All of the retransfers of EPS/HPP Receivables contemplated by this Section 2.03(c) shall occur without recourse to, and without warranty of any kind deemed to have been made by, ~~T-Mobile PCS~~TMUSA, and all representations and warranties are hereby expressly disclaimed. In connection with the retransfers of EPS/HPP Receivables contemplated by this Section 2.03(c), ~~T-Mobile PCS~~TMUSA shall assign, set over and otherwise convey to the applicable Seller all of ~~T-Mobile PCS~~TMUSA’s right, title, and interest to the applicable EPS/HPP Receivables.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
Each Seller, upon execution of this Agreement and on each Purchase Date, makes the following representations and warranties (in each case solely with respect to itself and the related Receivables and Related Rights which it owns and is conveying hereunder and thereunder), on

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which the Purchaser (and the Administrative Agent (for the benefit of the Owners)) will rely in purchasing and accepting conveyance of such Receivables and Related Rights on each Purchase Date. In addition, the Purchaser, upon execution of this Agreement and on each Purchase Date, makes the representation and warranty in Section 3.03 below on which the Administrative Agent (for the benefit of the Owners) will rely in purchasing and accepting conveyance of Receivables and Related Rights under the Master Receivables Purchase Agreement. Such representations and warranties (unless expressly stated otherwise) speak as of each Purchase Date, but shall survive the conveyance of the related Receivables and Related Rights to the Purchaser and the Administrative Agent (for the benefit of the Owners).
Section 3.01    Entity Representations and Warranties.
(a)Organization and Good Standing. ~~(i)~~ Such Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of its organization, and has the limited liability company power to own its assets and to transact the business in which it is currently engaged. Such Seller is duly qualified to do business as a foreign limited liability company and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of such Seller or its ability to perform its duties hereunder. Such Seller is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction in order to originate, acquire, or own or sell, and (if such Seller is to be the Servicer or a permitted subservicer of the Servicer) service the Receivables in accordance with the terms of the Master Receivables Purchase Agreement.
(b)Authorization; Binding Obligation. Such Seller has the power and authority to make, execute, deliver and perform this Agreement and the other Related Documents to which such Seller is a party and all of the transactions contemplated under this Agreement and the other Related Documents to which such Seller is a party, and has taken all necessary corporate and limited liability company action to authorize the execution, delivery and performance of this Agreement and the other Related Documents to which such Seller is a party. This Agreement and the other Related Documents to which such Seller is a party have been duly executed and delivered by such Seller and constitute the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally, any applicable law imposing limitations upon, or otherwise affecting, the availability or enforcement of rights to indemnification hereunder, and by the availability of equitable remedies.
(c)No Consent Required. Such Seller is not required to obtain the consent of any other Person or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Related Documents to which such Seller is a party.

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(d)No Violations. Such Seller’s execution, delivery and performance of this Agreement and the other Related Documents to which it is a party will not violate any provision of any existing law or regulation or any order or decree of any court or the certificate of incorporation, articles of incorporation, certificate of formation, limited liability company agreement or other corporate chartering instrument thereof, or the bylaws of such Seller, or constitute a material breach of any mortgage, indenture, contract or other agreement to which such Seller is a party or by which it or any of its properties may be bound.
(e)Taxes. (i) Such Seller has filed all income tax and other material tax returns required to be filed in the normal course of its business and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from such Seller or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings, (ii) no tax lien has been filed with respect thereto (other than Permitted Liens), and (iii) no claim is being asserted with respect to any such tax, fee or other charge.
(f)No Changes. Such Seller has not changed its name, identity, structure or jurisdiction of organization, within the four months preceding the Purchase Date (or if so changed, all necessary actions in connection with such change have been or are being timely taken in accordance with Section 4.02). Such Seller has not changed the jurisdiction of its organization within the four months preceding the date hereof and is not known by and does not use any tradename or doing-business-as name.
(g)Solvency. Such Seller, on the date of and after giving effect to conveyances made by it hereunder, is solvent and will not be subject to a Bankruptcy Event. No event has occurred and is continuing, or would result from any purchase by the Purchaser of Receivables from such Seller or the application of the proceeds therefrom, which constitutes a Bankruptcy Event.
(h)Investment Company. Such Seller is not an “investment company” under, and as defined in, the Investment Company Act of 1940, as amended.
(i)Antecedent Debt. The sale of Receivables by such Seller to the Purchaser pursuant to this Agreement, and all other transactions between such Seller and the Purchaser, have been and will be made in good faith and without intent to hinder, delay or defraud creditors of such Seller or any other member of the T-Mobile Group (as such term is defined in Annex C of the Master Receivables Purchase Agreement).
(j)Compliance with Laws. Such Seller has not breached any material laws applicable to it or its business or property that could reasonably be expected to result in a Material Adverse Change with respect to such Seller.
(k)Taxes. Such Seller is not required to account to any governmental body or agency for any value added or other similar tax in respect of the assignment by such Seller of any Receivable and no withholding or other tax is deductible or payable on any payment made by any Obligor with respect to any Receivable. All sales, excise or other taxes with respect to the

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goods, insurance or services that are the subject of any Contract for a Receivable have been paid as and when due unless such amounts are being disputed in good faith.
(l)No Deductions. Such Seller is not required to make any deduction for or on account of taxes from any payment made by it under a Related Document.
(m)UCC Financing Statement. Duly completed and sufficient UCC financing statements covering all Receivables and Related Rights sold by such Seller to the Purchaser hereunder have been filed with the Secretary of State of the state in which such Seller is organized or otherwise “located” for purposes of the UCC, naming such Seller as debtor, the Purchaser as secured party, and T-Mobile Funding LLC as assignee of the secured party, in each case as may be necessary under the UCC in order to perfect the Administrative Agent’s interest in the Transferred Receivables.
(n)ERISA. Such Seller is not an employee benefit plan that is subject to Title I of ERISA or Section 4975 of the Code or a “benefit plan investor” as defined in Section 3(42) of ERISA and such Seller shall not use the assets of an employee benefit plan that is subject to Title I of ERISA or Section 4975 of the Code or any “benefit plan investor” as defined in Section 3(42) of ERISA to discharge any of its obligations under this Agreement.
(o)Ownership. Upon each purchase of Receivables hereunder, the Purchaser shall acquire (i) a valid and perfected ownership interest in each such Receivable and all identifiable cash proceeds thereof and (ii) valid ownership interest in all Related Rights with respect thereto.
(p)No Financing Statements. No effective financing statement or other instrument similar in effect covering any Contract or any Receivable or the Related Rights or Collections with respect thereto is on file in any recording office, except those filed in favor of, or assigned to, the Administrative Agent relating to this Agreement and the other Related Documents.
(q)Transfer of Receivables. Immediately preceding its sale of any Receivables to the Purchaser, such Seller, was the owner of such Receivables, free and clear of any lien and after such sale of Receivables to the Purchaser, the Purchaser shall at all times have a valid ownership interest in the Receivables and ownership of the Receivables shall be vested in the Purchaser. Upon the completion of the transfers from such Seller to the Purchaser or otherwise, the parties intend that (i) the Purchaser will be the legal owner of the Receivables (including the right to receive all payments due to or become due thereunder), (ii) the Purchaser will have good title to the Receivables, and (iii) the Receivables will be free and clear of all liens.
(r)Purchase in Good Faith. The Purchaser shall take its interest in the Receivables in good faith, for value, and without notice or knowledge of any adverse claims, liens, or encumbrances or any defense against payment of or claim to the Receivables on the part of any person.

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(s)Information True and Correct. To the extent that information furnished hereunder is ultimately shared with and relied upon by the Owners, all such information and each exhibit, financial statement, document, book, record or report furnished at any time by or on behalf of such Seller to the Purchaser in connection with this Agreement is true, complete and accurate in all material respects as of its date or as of the date so furnished, and, as of such date, no such document contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.
(t)Place of Business. The principal place of business and chief executive office of such Seller and the office where such Seller keeps its records concerning the Receivables are located at the address identified in Section 6.02.
Section 3.02    Receivable Representations and Warranties.
The representations and warranties set forth in Section 3.2 of the Master Receivables Purchase Agreement are true and correct as of the Purchase Date with respect to the Receivables of the applicable Seller being conveyed to T-Mobile Funding by the Purchaser on such date.
Section 3.03    No Adverse Selection.
No selection procedures believed by the Purchaser to be materially adverse to the interests of the Administrative Agent, any Funding Agent or any Owner have been used in selecting Receivables for purchase from the Sellers hereunder.
ARTICLE 4
PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS
Section 4.01    Filing. On or prior to the Amendment and Restatement Closing Date, each Seller shall confirm that all appropriate UCC financing statement(s) required or contemplated hereunder have been filed with respect to it in the relevant provisions of the Related Documents, and from time to time such Seller shall take or cause to be taken such actions and execute such documents as are necessary or desirable or as the Purchaser (or the Administrative Agent (for the benefit of the Owners)) may reasonably request to perfect, maintain and protect any such party’s interest herein and in the Receivables and Related Rights against all other Persons, including, without limitation, the timely filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.
Section 4.02    Name Change or Relocation.
(a)Until the date on which the Master Receivables Purchase Agreement is no longer in effect, no Seller will change its name, identity, structure or jurisdiction of organization, without first giving at least thirty (30) days’ prior written notice to the Servicer and the Administrative Agent.

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(b)If any change in a Seller’s name, type of organization or organizational jurisdiction or other action would make any financing or continuation statement or notice of ownership interest or lien filed in connection with any Related Documents seriously misleading within the meaning of applicable provisions of the UCC or any title statute, or would otherwise impair the perfection of any lien contemplated hereunder or under any other Related Document, such Seller, no later than thirty (30) days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Purchaser’s and T-Mobile Funding’s (and the Administrative Agent’s (for the benefit of the Owners)) interests herein and in the related Receivables and Related Rights and Collections associated therewith. In addition, no Seller shall change its organizational jurisdiction for which financing statements have been filed in accordance with the Related Documents, unless it has first taken such action as is necessary to preserve and protect the Purchaser’s and T-Mobile Funding’s (and the Administrative Agent’s (for the benefit of the Owners)) interest in the Receivables and Related Rights.
Section 4.03    Sale Treatment. Each Seller and the Purchaser shall treat each conveyance of Receivables and Related Rights made hereunder to the Purchaser for all purposes (including financial accounting) as a sale and purchase, and in all events as a conveyance of ownership, on all of its relevant books, records, financial statements and other applicable documents. Notwithstanding anything to the contrary stated herein, each Seller and the Purchaser hereby agree that, except as otherwise required by applicable law, the conveyance of the Receivables and Related Rights made hereunder shall be treated as a loan by the Purchaser to such Sellers of the proceeds of such conveyance for U.S. federal income tax purposes and state or local income tax and transactional tax purposes.
Section 4.04    Separateness from T-Mobile Funding. Each Seller is, and all times since its organization has been operated in such a manner that it would not be substantively consolidated with T-Mobile Funding and such that the separate existence of T-Mobile Funding would not be disregarded in the event of a bankruptcy or insolvency of such Seller.
ARTICLE 5
COVENANTS
Section 5.01    Compliance with Law. Each Seller will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications and privileges would not materially adversely affect the collectability of the Receivables or the ability of such Seller to perform its obligations under the Related Documents in all material respects.
Section 5.02    Performance of Contracts. Each Seller will timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables, and timely and fully comply in all material respects with the Credit and Collection Policy in regard to each Receivable and the related Contract.

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Section 5.03    No Adverse Claims. No Seller will sell, pledge, assign (by operation of law or otherwise) or transfer to any other Person, or otherwise dispose of, or grant, create, incur, assume or suffer to exist any Lien (arising through or under such Seller) upon or with respect to, any Receivable and Related Rights or any interest therein, or assign any right to receive income in respect thereof, or take any other action inconsistent with the Purchaser’s ownership of, the Purchased Assets, except to the extent arising under any Related Document, and no Seller shall claim any ownership interest in any Receivable and Related Rights, and each Seller shall defend the right, title and interest of the Purchaser in, to and under the Receivables and Related Rights against all claims of third parties claiming through or under such Seller. No Seller shall grant to any Person other than the Purchaser (and the Administrative Agent (for the benefit of the Owners)) a security interest in (A) Collections prior to the time they are deposited in the Collection Account or distributed pursuant to Section 2.8 of the Master Receivables Purchase Agreement, or (B) Collections held in the Collection Account or the Collection Account itself.
Section 5.04    Modification of Receivables. Except as provided in Section 3.7(u) and Section 6.5(c) of the Master Receivables Purchase Agreement, no Seller will (i) extend the maturity or adjust the Outstanding Balance or otherwise modify the terms of any Receivable in a manner that would result in the Dilution of such Receivable or that would otherwise prevent such Receivable from being an Eligible Receivable unless, in each case, such Seller shall have been deemed to have received a Collection in respect of such Receivable, or (ii) amend, modify or waive in any material respect any term or condition relating to payments under or enforcement of any Contract related thereto.
Section 5.05    Payment Instructions. Each Seller will instruct all Obligors to make payments with respect to the Receivables to a Payment Account and will not make or permit any change in the instructions to Obligors regarding payments to be made to a Payment Account, other than a change related solely to instructions to Obligors to pay to a new Payment Account which has been identified in writing to the Purchaser (and the Administrative Agent).
Section 5.06    Marking of Records. At its expense, each Seller will maintain records evidencing Receivables and related Contracts with a legend evidencing that such Receivables and related Contracts have been sold in accordance with this Agreement.
Section 5.07    Sales Tax. The Seller will pay all sales, excise or other taxes with respect to the Receivables to the applicable taxing authority when due, and will, upon the request of the Administrative Agent (on behalf of the Owners), provide the Administrative Agent with evidence of such payment.
Section 5.08    Obligations of Sellers. Except as otherwise expressly provided herein, the obligations of the Sellers to make the deposits and other payments contemplated by this Agreement are absolute and unconditional and all payments to be made by any Seller under or in connection with this Agreement shall be made free and clear of, and each Seller hereby irrevocably and unconditionally waives all rights of, any counterclaim, set-off, deduction or other analogous rights or defenses, in connection with such obligations, which it may have against the Purchaser (or the Administrative Agent (for the benefit of the Owners)). All stamp, documentary, registration or similar duties or taxes, including withholding taxes and any penalties, additions,

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fines, surcharges or interest relating thereto, which are imposed or chargeable in connection with this Agreement shall be paid by the Sellers; provided that the Purchaser (or the Administrative Agent (for the benefit of the Owners)) shall be entitled but not obliged to pay any such duties or taxes whereupon the Sellers shall on demand indemnify such party against those duties or taxes and against any costs and expenses so incurred by it in discharging them.
Section 5.09    Books of Account. At all times, each Seller and the Purchaser will maintain books of account, with the particulars of all monies, goods and effects belonging to or owing to such Seller or the Purchaser or paid, received, sold or purchased in the course of such Seller’s or the Purchaser’s business, and of all such other transactions, matters and things relating to the business of such Seller or the Purchaser.
Section 5.10    Corporate Existence; Merger or Consolidation.
(a)Except as otherwise provided in this Section 5.10, each Seller will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of its jurisdiction of formation, and each Seller will obtain and preserve its qualification to do business as a foreign limited liability company in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, any Related Documents and any of the Receivables and Related Rights which have been conveyed under a Related Document, and to perform its duties under this Agreement.
(b)Any Person into which a Seller may be merged or consolidated, or any corporation resulting from such merger or consolidation to which such Seller is a party, or any Person succeeding to the business of such Seller, shall be successor to such Seller hereunder, without execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.
Section 5.11    Separate Existence.
(a)Each of the Sellers and the Purchaser shall hold itself out to the public as a legal entity separate and distinct from any other person and conduct its business solely in its own name in order not (i) to mislead others as to the identity with which such other party is transacting business, or (ii) to suggest that it is responsible for the debts of any third party (including any of its affiliates).
(b)Each of the Sellers and the Purchaser will take no action with respect to Purchaser or its assets that is inconsistent with statements made in clause (a).
ARTICLE 6
MISCELLANEOUS
Section 6.01    Amendment. This Agreement may be amended in writing from time to time by the Sellers and the Purchaser.

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Section 6.02    Notices. All notices, demands, certificates, requests and communications hereunder (“Notices”) shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier (specifying one (1) Business Day’s delivery), or (c) on the date personally delivered to an authorized officer of the party to which sent, or (d) on the date transmitted by legible telefax transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:
(i)If to a Seller:
c/o T-Mobile USA, Inc.
12920 S.E. 38th Street
Bellevue, WA 98006
Attn: Vice President of Treasury
Facsimile: (425) 383-4840

With a Copy to:

T-Mobile USA, Inc.
12920 SE 38th Street
Bellevue, WA 98006
Attn: General Counsel

(ii)If to the Purchaser/Servicer:
T-Mobile ~~PCS Holdings LLC~~USA, Inc.
12920 SE 38th Street
Bellevue, WA 98006
Attention: ~~Johannes Thorsteinsson~~
~~Facsimile No.:    (425) 383-4840~~

~~With a Copy to:~~

~~T Mobile PCS Holdings LLC~~
~~12920 SE 38th Street~~
~~Bellevue, WA 98006Attention:~~    General Counsel
Facisimile No.: (425) 383-4840

With a Copy to:
Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020

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Facsimile: (212) 849-5608
Attention: Sagi Tamir

Each party hereto may, by Notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.
Section 6.03    Delivery of Collections. Each of the Sellers agree to pay to the Servicer promptly any misdirected Collections received in respect of the Receivables, for application in accordance with Section 2.8 of the Master Receivables Purchase Agreement.
Section 6.04    Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, with respect to the subject matter hereof are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.
Section 6.05    Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
Section 6.06    Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.
Section 6.07    No Bankruptcy Petition; Subordination. The parties hereto covenant and agree that, prior to the date that is two (2) years and one (1) day after the payment in full of all amounts owing to the Owners pursuant to the terms of the Master Receivables Purchase Agreement in respect of all outstanding payment obligations, it will not institute against, or solicit or join in or cooperate with or encourage any Person to institute against, T-Mobile Funding any bankruptcy, reorganization, arrangements, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. Each Seller further covenants and agrees that (a)(i) any rights that it may have in any Receivables and Related Rights and (ii) any rights it may have to apply monies received under any Receivables and Related Rights, are and shall be subordinate, to the fullest extent permitted by law, to the security interests and other liens or interests of, or created in favor of any third party by, the Purchaser, T-Mobile Funding or the Administrative Agent (for the benefit of the Owners), in or to the Receivables and Related Rights, notwithstanding the terms (including the description of collateral), dating, execution, or delivery of any document, instrument, or agreement; the time, order, method, or manner of granting, or perfection of or failure to perfect, any such security interest or lien or other interest; the time of filing or recording of any financing statements, assignments, deeds of trust, mortgages, or any other documents, instruments or agreements under the UCC or any other applicable law; and any provision of the UCC or any other applicable law to the contrary, and (b) it shall not enforce or collect, or seek or cause the enforcement or collection of, any of its rights or remedies with respect to any of the Receivables and Related Rights (including, without limitation, any rights described in clause (a) of this sentence) at any time prior to the indefeasible payment and satisfaction in full of all indebtedness, obligations and liabilities of the Purchaser or T-Mobile Funding which, under the terms of the relevant documents relating to the securitization of the Receivables and Related

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Rights, are entitled to be paid from, entitled to the benefits of, or otherwise secured by, such Receivables and Related Rights. This Section 6.07 will survive the termination of this Agreement.
Section 6.08    Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid or unenforceable, then such covenants, agreement, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.
Section 6.09    No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Purchaser (or any assignee thereof) or any Seller, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive (except to the extent specifically provided herein) of any other rights, remedies, powers or privileges provided by law.
Section 6.10    Counterparts. This Agreement may be executed in two or more counterparts including by telefax or electronic imaging transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.
Section 6.11    Other Agreements. The parties hereto agree that, to the extent the parties enter into other agreements relating to the transactions contemplated hereby, the terms and conditions of this Agreement and the other Related Documents shall govern any provisions herein which may be inconsistent with any provisions of the other agreements.
Section 6.12    JURISDICTION. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS.
Section 6.13    WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT

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LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OF THIS AGREEMENT OR ANY RELATED DOCUMENT OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, AMENDMENTS AND RESTATEMENTS, OR MODIFICATIONS TO THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT.
Section 6.14    Right of First Refusal. To the extent that T-Mobile Funding has elected to trigger T-Mobile Funding’s right of first refusal to repurchase Receivables from the Administrative Agent under the Master Receivables Purchase Agreement (pursuant to Section 9.17 thereof), one (or more) of the Sellers shall have a right of first refusal to repurchase such Receivables at the same price (and in the same manner) as set forth with respect to T-Mobile Funding’s right of first refusal pursuant to Section 9.17 of the Master Receivables Purchase Agreement.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

T-MOBILE USA, INC. (as successor by merger to T-MOBILE PCS HOLDINGS LLC), as the Purchaser

By:
Printed Name:
Title:

T-MOBILE WEST LLC, as a Seller

By:
Printed Name:
Title:

T-MOBILE CENTRAL LLC, as a Seller

By:
Printed Name:
Title:

T-MOBILE NORTHEAST LLC, as a Seller

By:
Printed Name:
Title:

T-MOBILE SOUTH LLC, as a Seller

By:
Printed Name:
Title:

Reviewed and Approved as to Form:

T-Mobile USA, Inc. Legal Dept.
Signature Page to First Amended and Restated Receivables Sale and Conveyancing Agreement

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SCHEDULE I
[On file with the Administrative Agent (for the benefit of the Owners)]